CRAIG BAHNER CHIEF MARKETING OFFICER Exhibit 99.6

Accelerating North America Sales

The Wendy’s Company
EARLY OBSERVATIONS
Great consumer brand
Built on foundation of quality
Talented leaders in key roles
Experienced and passionate franchisee base
Growth pyramid is solid
The Wendy’s Company

System Optimization
System Optimization
Financial Management
Financial Management
Restaurant Utilization
& Daypart Expansion
Global Growth
Global Growth
New Restaurant Development
Image / Experience Activation
Image / Experience Activation
North America Same-Store Sales Growth
North America Same-Store Sales Growth
The Wendy’s Company

1. Drive Customer Visits AND Build The Brand
“Transaction+”
2. Build The Product Pipeline
“What” and “How”
3. Drive Key Occasions & Target Opportunities
More customer visits, more often
4. Get The Price/Value Equation Right
Drive value and margins
5. Explode Digital
Lead and win
KEY BUILDING BLOCKS FOR ACCELERATED GROWTH

1. Drive Customer Visits AND Build The Brand
“Transaction+”
2. Build The Product Pipeline
“What” and “How”
3. Drive Key Occasions & Target Opportunities
More customer visits, more often
4. Get The Price/Value Equation Right
Drive value and margins
5. Explode Digital
Lead and win
KEY BUILDING BLOCKS FOR ACCELERATED GROWTH

The Wendy’s Company BUILD CUSTOMER VISITS & BUILD THE BRAND

BUILD CUSTOMER VISITS & BUILD THE BRAND The Wendy’s Company

The Wendy’s Company BUILD CUSTOMER VISITS & BUILD THE BRAND

BIG IDEA, HOLISTICALLY ACTIVATED

BUSINESS RESULTS Past 12 Months April 2012 Average Weekly Units +17% Past 12 Months April 2012 Product Mix +18% PREMIUM CHICKEN SANDWICHES

BUILDING EQUITY & RELEVANCE
“I think they dovetail pretty well because you have the Red ad telling you they are making new products… then, you have Wendy saying
everything is fresh; we really care about you.”
Brand Offering Brand Promise
Family
values
Quality/
Fresh
Better
choices
New
products
Source: Focusvision Market Research, Chicago, May 16, 2012

BUILDING EQUITY Overall Best QSR 154 Fresh Ingredients 168 High Quality 164 80 to 120 average range 80 to 120 average range 120 124 112 Source: Ameritest

#definingmoment About to settle on tacos but
seeing a Wendy's sign in the far distance instead.
Excitement level: Maxed! @Wendys
The spicy guacamole chicken club is freaking
amazing! #DefiningMoment
#DefiningMoment Love the new Wendy’s girl!
OMG, love the new spicy chicken guac from Wendy’s!
#definingmoment
April, 2012
DRIVING RELEVANCE

whoisthathotadgirl.tumblr.com @thathotadgirl commercialsociety.wordpress.com burgerbusiness.com http://notrightn0w.tumblr.com http://terrysexyli.tumblr.com April, 2012 DRIVING RELEVANCE

The Wendy’s Company BUILD CUSTOMER VISITS & BUILD THE BRAND

1. Drive Customer Visits AND Build The Brand
“Transaction+”
2. Build The Product Pipeline
“What” and “How”
3. Drive Key Occasions & Target Opportunities
More customer visits, more often
4. Get The Price/Value Equation Right
Drive value and margins
5. Explode Digital
Lead and win
KEY BUILDING BLOCKS FOR ACCELERATED GROWTH

OUR INNOVATION CRITERIA Ownable Ownable Compelling Compelling Distinctive Distinctive

The Wendy’s Company PIPELINE PRINCIPLES 1. Consumer-led 2. Brand strategy driven 3. Value creating

Core Menu Promotional Products Step-Change Cost INNOVATION STRATEGY

BRINGING THE INNOVATION STRATEGY TO LIFE CONSUMER BRAND VALUE CREATION Core Existing Relevant, Current Base Proposition

BRINGING THE INNOVATION STRATEGY TO LIFE
CONSUMER BRAND VALUE CREATION
Core
Existing Relevant, Current Base Proposition
Promotional
Extends reach to Distinctivity Leverage existing assets/
new customers capabilities

The Wendy’s Company
BRINGING THE INNOVATION STRATEGY TO LIFE
CONSUMER BRAND VALUE CREATION
Core
Existing Relevant, Current Base Proposition
Promotional
Extends reach to Distinctivity Leverage existing assets/
new customers capabilities
Step-change
Opens new market Concept defining Creates new value stream
segments

The Wendy’s Company
BRINGING THE INNOVATION STRATEGY TO LIFE
CONSUMER BRAND VALUE CREATION
Core
Existing Relevant, Current Base Proposition
Promotional
Extends reach to Distinctivity Leverage existing assets/
new customers capabilities
Step-change
Opens new market Concept defining Creates new value stream
segments
Cost
New QSR quality at Perceived quality/ Enables investment in
QSR price value innovation and service
The Wendy’s Company

The Wendy’s Company
A DISCIPLINED AND SYSTEMIC
APPROACH TO INNOVATION
Improve key innovation processes
24-36 month masterplan
Stage Gate Process
“Three Green” Decision Criteria
Portfolio analysis
Process and Discipline Creates Reliable, Consistent Results

The Wendy’s Company CONSUMER/IDEA-LED INNOVATION INNOVATION INNOVATION CONSUMER INSIGHTS PRODUCT DEVELOPMENT OPERATIONS BRAND

1. Drive Customer Visits AND Build The Brand
“Transaction+”
2. Build The Product Pipeline
“What” and “How”
3. Drive Key Occasions & Target Opportunities
More customer visits, more often
4. Get The Price/Value Equation Right
Drive value and margins
5. Explode Digital
Lead and win
KEY BUILDING BLOCKS FOR ACCELERATED GROWTH

The Wendy’s Company DRIVE KEY OCCASIONS & TARGET OPPORTUNITIES

The Wendy’s Company Wendy’s Incidence vs. Hamburger QSR (1.5) (1.3) (1.9) (1.8) 2.3 Source: NPD Group / CREST YE April 2012 excluding morning meal WENDY’S ISN’T CAPTURING FAIR SHARE OF BEVERAGES

The Wendy’s Company
BEVERAGES AS AN OCCASION DRIVER
Competitive Parity
Competitive Advantage
Base (CSD’s, water, milk)
Expected
(Iced Tea, Coffee)
Enhanced
Experience
Traffic
Driver
Specialty Coffee, Flavored
Teas, Natural Lemonade
Frozen Beverages, Iced Tea
Varietals, Other New Categories

The Wendy’s Company REDHEAD ROASTERS TM

SIGNATURE LEMONADE

LATE NIGHT MARKETING SUPPORT

LATE NIGHT BUSINESS IS GROWING Data based on Late Night launch 5/28/12 through 6/24/12 compared to same weeks in 2011 +10% +10% NATIONALLY NATIONALLY

The Wendy’s Company
WENDY’S IS UNDERDEVELOPED
AMONG HISPANICS
Non-Hispanic
Hispanic
Hamburger
Hamburger
Category
Category
Source: NPD Group / CREST Hispanic Study, 2011
=  21% = 13%
Of Traffic Of Traffic

The Wendy’s Company A CULTURALLY RELEVANT IDEA

The Wendy’s Company BROUGHT TO LIFE HOLISTICALLY

HISPANIC-AREA RESTAURANTS LEADING GROWTH Essbase Internal Sales data Company Locations -0.3pts +1.7pts +0.8pts +1.1pts +2.0pts The Wendy’s Company

1. Drive Customer Visits AND Build The Brand
“Transaction+”
2. Build The Product Pipeline
“What” and “How”
3. Drive Key Occasions & Target Opportunities
More customer visits, more often
4. Get The Price/Value Equation Right
Drive value and margins
5. Explode Digital
Lead and win
KEY BUILDING BLOCKS FOR ACCELERATED GROWTH

NOT CONSISTENTLY EXECUTING 99¢ PRICING Avg. of Franchise Stores That Have Taken Price > 99¢ 16% 49% 46% 65% 39% 39% 21% 15% 5% 7% % Fr. Stores > 99¢ 99¢ The Wendy’s Company

MY 99¢ EVERYDAY VALUE MENU
Cheesy Cheddarburger 99¢
Monterey Ranch Crispy Chicken Sandwich 99¢
Jr. Cheeseburger Deluxe 99¢
Crispy Chicken Caesar Wrap 99¢
5-pc Spicy Chicken Nuggets 99¢
Value Natural-cut Fries w/Sea Salt 99¢
Small Frosty 99¢
Value Drink 99¢
OTHER GREAT VALUES
Jr. Bacon Cheeseburger $1.59
Double Stack $1.79
5-pc Crispy Chicken Nuggets $1.39
Go Wraps (Spicy, Homestyle, Grilled) $1.59
Sour Cream & Chives Baked Potato $1.29
PHASE 1 VALUE TEST CURRENT VALUE MENU
Simplified
Value Menu
Maintained 6 Core
99¢ items
Customers can build a
meal from 99¢ items
Tiered pricing on
balance of items
under $2

The Wendy’s Company VALUE MENU TEST UPDATE Phase I Test Grew sales & margins Phase II Test Fine-tuning menu & pricing changes Re-branded Value Menu

The Wendy’s Company DESIRED OUTCOMES Greater System alignment Reliable, predictable customer experience Enables consumer value messaging

The Wendy’s Company
OPTIMIZING PRICING
Pricing Optimization Software to model
pricing scenarios to maximize sales and profits
Test learnings:  Saw growth in sales, gross margin,
transactions, and average check.
Re-optimizing test markets; expansion Q1 2013

1. Drive Customer Visits AND Build The Brand
“Transaction+”
2. Build The Product Pipeline
“What” and “How”
3. Drive Key Occasions & Target Opportunities
More customer visits, more often
4. Get The Price/Value Equation Right
Drive value and margins
5. Explode Digital
Lead and win
KEY BUILDING BLOCKS FOR ACCELERATED GROWTH

EXPLODE DIGITAL

The Wendy’s Company Key Results 1.6m monthly visitors 1.6m monthly visitors 4.5m total followers 4.5m total followers 68k followers 68k followers 2011 Golden Tweet Award 2011 Golden Tweet Award

The Wendy’s Company Key Results #3 Brand in social media #3 Brand in social media 6 Awards 6 Awards Fastest growing food/beverage search item Fastest growing food/beverage search item

By Channel The Wendy’s Company

The Wendy’s Company DIGITAL PATHWAY Customer service on Social Media Mobile App launch Re-launch Wendys.com Local Digital Marketing Expand Mobile App functionality

The Wendy’s Company MOBILE APP Breakthrough nutrition capability Location finder

DIGITAL PLATFORM FOR GROWTH Platform to enable: Digital coupons Loyalty programs Geographic and psychographic targeting Mobile Ordering Mobile Payment

The Wendy’s Company WRAPPING UP Growth opportunities are clear Putting 5-Star talent and capabilities in place Sense of urgency – now is the time Confident we are going to do this